UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2016

REYNOLDS AMERICAN INC.

(Exact Name of Registrant as Specified in Charter)

North Carolina	1-32258	20-0546644
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 North Main Street

Winston-Salem, North Carolina 27101

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code 336-741-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01.	Other Events.

Filed herewith, as Exhibit 99.1, is Reynolds American Inc.’s Unaudited Pro Forma Condensed Combined Statement of Income for the year ended December 31, 2015. This statement of income does not amend, update or change any items or disclosures contained in Reynolds American Inc.’s Annual Report on Form 10-K for the year ended December 31, 2015, filed with the U.S. Securities and Exchange Commission, referred to as the SEC, on February 11, 2016.

Reynolds American Inc. is filing this Current Report on Form 8-K for the sole purpose of incorporating the contents of this report, including Exhibit 99.1 filed herewith, in the Registration Statement on Form S-3 that it will file with the SEC registering the offer and sale, from time to time, of an indeterminate amount of its debt securities and related guarantees.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Reynolds American Inc. Unaudited Pro Forma Condensed Combined Statement of Income for the year ended December 31, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 12, 2016

REYNOLDS AMERICAN INC.

By:	/s/ Frederick W. Smothers
Name:	Frederick W. Smothers
Title:	Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Reynolds American Inc. Unaudited Pro Forma Condensed Combined Statement of Income for the year ended December 31, 2015.